Exhibit 10.3

EXECUTION VERSION

AMENDMENT NUMBER THREE

to

LOAN AND SECURITY AGREEMENT

dated as of December 31, 2008

between

GENERAL MOTORS CORPORATION

and

THE UNITED STATES DEPARTMENT OF THE TREASURY

This AMENDMENT NUMBER THREE (this “Amendment Number Three”) to the Loan and Security Agreement referenced below is entered into as of May 20, 2009, between GENERAL MOTORS CORPORATION, a Delaware corporation (the “Borrower”), and THE UNITED STATES DEPARTMENT OF THE TREASURY (the “Lender”).

R E C I T A L S:

WHEREAS, the parties hereto have entered into that certain Loan and Security Agreement dated as of December 31, 2008, as supplemented by Appendix A dated as of December 31, 2008 (“Appendix A”), and as amended and modified by (i) that certain Post-Closing Letter Agreement, by and among the Borrower, certain Subsidiaries of the Borrower and the Lender, dated as of December 31, 2008, (ii) that certain Notice of Borrowing and Post-Closing Matters Letter, from the Borrower to the Lender, dated as of January 21, 2009, (iii) that certain Consent and Waiver Number One, between the Borrower and the Lender, dated as of January 29, 2009, (iv) that certain Waiver, between the Borrower and the Lender, dated as of February 17, 2009, (v) that certain Second Post-Closing Matters Letter, between the Borrower and the Lender, dated as of February 19, 2009, (vi) that certain Third Post-Closing Matters Letter, between the Borrower and the Lender, dated as of March 13, 2009, (vii) that certain Omnibus Joinder Number One, by and among the Borrower, certain Subsidiaries of the Borrower and the Lender, dated as of March 13, 2009, (viii) that certain Fourth Post-Closing Matters Letter, between the Borrower and the Lender, dated as of March 27, 2009, (ix) that certain Consent and Waiver Number Two, by and among the Borrower, Saturn Corporation and the Lender, dated as of March 30, 2009, (x) that certain Amendment to the Loan and Security Agreement, between the Borrower and the Lender, dated as of March 31, 2009, (xi) that certain Amendment Number Two to the Loan and Security Agreement, between the Borrower and the Lender, dated as of April 22, 2009, (xi) that certain Consent and Waiver Number Three, by and among the Borrower and the Lender, dated as of April 29, 2009, (xii) that certain Fifth Post-Closing Matters Letter, between the Borrower and the Lender, dated as of April 30, 2009 and (xiii) that certain Consent under Loan and Security Agreement, between the Borrower and the Lender, dated as of May 15, 2009 (including as amended hereby, collectively, the “Loan Agreement”). Capitalized terms used but not defined herein have the meanings assigned to them in the Loan Agreement; and

WHEREAS, the Borrower and the Lender desire to amend certain terms and provisions of the Loan Agreement, including to provide an additional Advance to the Borrower for working capital purposes, as provided herein;

NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. AMENDMENTS

1.1. The following definitions are hereby added to Section 1.01 of Appendix A in their respective appropriate alphabetical order:

“Fifth Draw Date” shall mean the date specified in the Notice of Borrowing delivered to the Lender with respect to the Working Capital Advance made on such date.

1.2. The definition of “Additional Note” in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Additional Note” shall mean any additional promissory notes issued to the Lender pursuant to Sections 2.02(c) or 2.02(d) hereof, which notes shall be substantially in the form of Exhibit B to the Warrant Agreement and subject to all terms and provisions of the Warrant Agreement that are applicable to the Additional Note (as defined therein), except as otherwise expressly set forth in such additional promissory notes.

1.3. The definition of “Funding Date” in Section 1.01 of Appendix A is hereby amended and restated in its entirety to read as follows:

“Funding Date” shall mean the date on which the Lender funds an Advance in accordance with the terms hereof, which shall be any or all of the following, as the context may require, (i) the Effective Date, (ii) the Second Draw Date, (iii) the Third Draw Date, (iv) the Fourth Draw Date and (v) the Fifth Draw Date.

1.4. The definition of “Maximum Loan Amount” in Section 1.01 of Appendix A is hereby amended and restated in its entirety to read as follows:

“Maximum Loan Amount” shall mean $19,400,000,000.

1.5. The definition of “Working Capital Advance” in Section 1.01 of Appendix A is hereby amended and restated in its entirety to read as follows:

“Working Capital Advance” shall mean each of (i) that certain loan made by the Lender to the Borrower on April 24, 2009 in an aggregate principal amount of $2,000,000,000 and (ii) that certain loan to be made by the Lender to the Borrower on the Fifth Draw Date in an aggregate principal amount of $4,000,000,000; provided that, in each case, such loan is made under this Loan Agreement and for the purpose of providing the Borrower with working capital. Each reference to “Working Capital Advance” in the Loan Documents shall be deemed to refer to both clauses (i) and (ii) above or either clause (i) or (ii) above, as the context may require.

1.6. Section 2.01(b) of Appendix A is hereby amended to add the following new clause (v) at the end thereof, to read as follows:

(iv) The Advance made on the Fifth Draw Date shall be in an amount equal to $4,000,000,000.

1.7. Section 2.02(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(a) The Advances made by the Lender shall be evidenced by (x) a duly completed secured promissory note of the Borrower, substantially in the form of Exhibit A, dated December 31, 2008 and payable to the Lender in the original principal amount equal to $13,400,000,000 (the “Initial Note”) and (y) (i) a duly completed secured promissory note of the Borrower, substantially in the form of Exhibit A, dated April 22, 2009, payable to the Lender in a principal amount equal to

$2,000,000,000 and (ii) a duly completed secured promissory note of the Borrower, substantially in the form of Exhibit A, dated May 20, 2009, payable to the Lender in a principal amount equal to $4,000,000,000, which in the case of clause (y) shall evidence the principal amount of the Working Capital Advances (each such note, a “Working Capital Note” and, together with the Initial Note, each a “Note” and, collectively, the “Notes”). Each Note shall be payable pro rata and pari passu with all other Notes issued hereunder. A Note shall be deemed to include any promissory note delivered in substitution or exchange therefor and any modifications or supplements thereto.

1.8. Section 2.02 of the Loan Agreement is hereby amended to add the following new clause (d) at the end thereof, to read as follows:

(d) As additional consideration to the Lender for making a Working Capital Advance on the Fifth Draw Date, in accordance with the terms of the Warrant Agreement, the Borrower shall, on the Fifth Draw Date, deliver to the Lender a duly completed Additional Note dated May 20, 2009 and payable to the Lender in a principal amount equal to $266,800,000. The terms of the Additional Note delivered pursuant to this Section 2.02(d) shall be governed in all respects by the terms and provisions of Section 1.3 of the Warrant Agreement.

2. MODIFICATION OF LOAN AGREEMENT

2.1. This Amendment Number Three is limited precisely as written and shall not be deemed to be a consent to a waiver, amendment or modification of any other term or condition of the Loan Agreement, the other Loan Documents, or any of the documents referred to therein or executed in connection therewith except as provided in Section 1 hereof, and this Amendment Number Three shall not be considered a novation.

2.2. This Amendment Number Three shall not prejudice any right or rights the Lender may now have or may have in the future under or in connection with the Loan Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith.

3. REPRESENTATIONS AND WARRANTIES OF THE BORROWER

After giving effect to this Amendment Number Three, the representations and warranties of the Borrower set forth in the Loan Agreement are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing on and as of the date of this Amendment Number Three.

4. FEES AND EXPENSES

The Borrower agrees to pay or reimburse the Lender for all fees and out of pocket expenses incurred by the Lender in connection with the documentation of this Amendment Number Three (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment Number Three), pursuant to Section 11.03(b) of the Loan Agreement.

5. CONDITIONS PRECEDENT

The effectiveness of this Amendment Number Three and the obligation of the Lender to make an Advance on the Fifth Draw Date is subject to the satisfaction of the following conditions precedent (in addition to any conditions precedent that must be satisfied pursuant to the terms of the Loan Agreement or any other Loan Document):

(i)	The Lender shall have received (a) a duly executed copy of this Amendment Number Three, (b) an original Working Capital Note pursuant to Section 2.02(a)(y)(ii) of the Loan Agreement, duly completed and executed, (c) an original Additional Note pursuant to Section 2.02(d) of the Loan Agreement, duly completed and executed, (d) a duly executed Notice of Borrowing and Use of Proceeds Statement pursuant to Section 2.03 of the Loan Agreement.

(ii)	No Default or Event of Default under any of the Loan Documents has occurred, and is continuing as of the date hereof.

6. MISCELLANEOUS

6.1 Construction. This Amendment Number Three is executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof. No provision of this Amendment shall be construed against or interpreted to the disadvantage of the Lender or the Borrower by reason of the Lender or the Borrower having or being deemed to have structured or drafted such provision of this Amendment Number Three. Whenever the Loan Agreement is referred to in the Loan Documents or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Loan Agreement, as amended and modified hereby.

6.2 Counterparts. This Amendment Number Three may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Amendment Number Three may be transmitted between them by email or facsimile. The parties intend that faxed signatures and electronically imaged signatures (such as .pdf files) shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

6.3 Governing Law. This Amendment Number Three shall be governed by and construed in accordance with the applicable terms and provisions of Section 11.10 of the Loan Agreement.

6.4 Successors and Assigns. This Amendment Number Three shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and permitted assigns.

6.5 Entire Agreement; Modification. Except as expressly provided in this Amendment Number Three, the Loan Agreement is, and shall continue to be, in full force and effect in accordance with its terms, without amendment thereto, and is, in all respects, ratified and confirmed. This Amendment Number Three is intended by the parties hereto to be the final expression of their agreement with respect to the subject matter hereof, and is the complete and exclusive statement of the terms thereof, notwithstanding any representations, statements or agreements to the contrary heretofore made. The Loan Agreement, as amended and modified hereby, may only be further amended, restated, supplemented, or otherwise modified in accordance with the provisions thereof.

6.6 Headings. The headings, captions and arrangements used in this Amendment Number Three are for reference purposes only and shall not affect the meaning or interpretation of this Amendment Number Three.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Three to the Loan Agreement to be duly executed by their respective authorized officers as of day hereinabove written.

GENERAL MOTORS CORPORATION, as Borrower

By:	/s/ Adil Mistry
Name:	Adil Mistry
Title:	Assistant Treasurer

THE UNITED STATES DEPARTMENT OF THE TREASURY, as Lender

By:	/s/ Duane Morse
Name:	Duane Morse
Title:	Chief Risk and Compliance Officer

AMENDMENT NUMBER THREE TO LOAN AGREEMENT